UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2014

Aetrium Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-22166	41-1439182
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2350 Helen Street, North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 770-2000

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 27, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Aetrium Incorporated (the “Company”), upon the recommendation of the Company’s management and after discussions with Boulay PLLP, the Company’s independent registered public accounting firm, concluded that the financial statements contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the Securities and Exchange Commission on August 19, 2014 (the “Second Quarter 2014 Financial Statements”), should no longer be relied upon due to accounting errors, including but not limited to errors related to the amounts and the timing of recording of certain inventory transactions and accrued expenses during such quarter. The Company is in the process of reviewing its Second Quarter 2014 Financial Statements to determine the full extent of such errors and whether any other errors are present. The Company intends to amend its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 to reflect the restatement of its Second Quarter 2014 Financial Statements as soon as reasonably practicable.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, due to the lack of adequate processes, procedures and controls at the Company’s subsidiary KBS Builders, Inc. (“KBS”), management concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective as of June 30, 2014, which constituted a material weakness. The accounting errors described above occurred at KBS, which operates the Company’s modular housing manufacturing business that was acquired in April 2014. Prior to the acquisition, KBS was a privately-owned business with very limited administrative and accounting resources and generally weak accounting processes and internal control procedures. As previously disclosed, the Company is working to improve the processes, procedures and controls at KBS and remediate this material weakness.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”, as such term is used within the meaning of the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” are not based on historical fact and involve assessments of certain risks, developments, and uncertainties in the Company’s business looking to the future. Such forward-looking statements can be identified by the use of terminology such as “may”, “will”, “should”, “expect”, “anticipate”, “estimate”, “intend”, “continue”, or “believe”, or the negatives or other variations of these terms or comparable terminology. Forward-looking statements may include projections, forecasts, or estimates of future performance and developments. Forward-looking statements contained in this Current Report on Form 8-K are based upon assumptions and assessments that the Company believes to be reasonable as of the date hereof. Whether those assumptions and assessments will be realized will be determined by future factors, developments, and events, which are difficult to predict and may be beyond the Company’s control. Actual results, factors, developments, and events may differ materially from those the Company assumed and assessed. Risks, uncertainties, contingencies, and developments, including those discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and those identified in “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2014 and June 30, 2014 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, could cause the Company’s future operating results to differ materially from those set forth in any forward-looking statement. There can be no assurance that any such forward-looking statement, projection, forecast or estimate contained can be realized or that actual returns, results, or business prospects will not differ materially from those set forth in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetrium Incorporated

Dated: October 28, 2014	By:	/s/ Paul H. Askegaard
	Name:	Paul H. Askegaard
	Title:	Chief Financial Officer